UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2016

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue Lexington, MA	02421
(Address of principal executive offices)	(Zip Code)

(781) 274-8200

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On Thursday, April 14, 2016, Synta Pharmaceuticals Corp. (“Synta” or the “Company”) held an investor conference call regarding the previously announced proposed transaction pursuant to the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated April 13, 2016, by and among the Company, Saffron Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Synta, Madrigal Pharmaceuticals, Inc., a Delaware corporation (“Madrigal”), a company focused on the development of novel small-molecule drugs addressing unmet needs in cardiovascular and metabolic diseases, pursuant to which the Merger Sub will be merged with and into Madrigal (the “Merger”), with Madrigal surviving the Merger as a wholly-owned subsidiary of the Company.

A copy of the internal script for the conference call and the corporate presentation referred to on the conference call are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference in their entirety. The Company expects to file the full transcript generated after the occurrence of the conference call as soon as it is available.

Additional Information about the Merger and Where to Find It

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to Synta’s stockholders seeking any required stockholder approvals in connection with the proposed transactions. The proxy statement will contain important information about Synta, Madrigal, the transaction and related matters.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT SYNTA MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Synta with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at Synta’s website under the heading “Investors / SEC Filings”, or by directing a written request to: Synta Pharmaceuticals Corp., 45 Hartwell Avenue, Lexington, MA 02421, Attention: Wendy Rieder, Esq.

Synta and its directors and executive officers and Madrigal and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Synta in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the merger will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Synta is also included in Synta’s Definitive Proxy Statement on Schedule 14A relating to the 2015 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2015. This document is available free of charge at the SEC web site (www.sec.gov), at Synta’s website under the heading “Investors / SEC Filings”, or by directing a written request to Synta as described above.

Cautionary Statement Regarding Forward-Looking Statements

Any statements made herein relating to future financial or business performance, conditions, plans, prospects, trends, or strategies and other financial and business matters, including without limitation, the potential closing date of the transaction, the amount of Synta’s net cash at closing, the prospects for commercializing or selling any drug candidates, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, when or if used in this press release, the words “may,” “could,” “should,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict” and similar expressions and their variants, as they relate to Synta, Madrigal or the management of either company, before or after the aforementioned merger, may identify forward-looking statements. Synta cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Important factors that may cause actual results to differ materially from the results discussed in the forward-looking statements or historical experience include risks and uncertainties, including (i) the timing and completion of the Company’s merger with Madrigal, including its ability to satisfy the closing conditions of the Merger Agreement with Madrigal, including the closing condition that Synta have a minimum net cash amount of $28.5 million, (ii) the Company’s continued listing on NASDAQ, (iii) the failure by Synta or Madrigal to secure and maintain relationships with collaborators; (iv) risks relating to clinical trials; (v) risks relating to the commercialization, if any, of Synta’s or Madrigal’s proposed product candidates (such as marketing, regulatory, product liability, supply, competition, and other risks); (vi) dependence on the efforts of third parties; (vii) dependence on intellectual property; and (viii) risks that Synta or Madrigal may lack the financial resources and access to capital to fund proposed operations. Further information on the factors and risks that could affect Synta’s business, financial conditions and results of operations are contained in Synta’s filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov. The forward-looking statements represent Synta’s and Madrigal’s estimate as of the date hereof only, and Synta and Madrigal specifically disclaim any duty or obligation to update forward-looking statements.

Item 9.01              Financial statements and Exhibits

(d)           The following exhibits are furnished with this report:

Exhibit Number	Description

99.1	Internal Script of Conference Call, dated April 14, 2016.
99.2	Corporate Presentation, dated April 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Date: April 14, 2016	/s/ Marc Schneebaum
Marc Schneebaum
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Internal Script of Conference Call, dated April 14, 2016.
99.2	Corporate Presentation, dated April 14, 2016.